Exhibit 10.9

        NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

No. 003	September 10, 2001

JAMDAT MOBILE INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

        THIS CERTIFIES THAT, for value received, Electronic Arts Inc., a Delaware corporation, or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from JAMDAT Mobile Inc., a Delaware corporation (the "Company"), at any time until September 10, 2005 (the "Expiration Date"), 1,000,000 shares (as adjusted pursuant to Section 4 hereof) of the fully paid and nonassessable common stock, par value $.001 (the "Shares"), of the Company at the price of $.90 per share (the "Exercise Price") (as adjusted pursuant to Section 4 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

        This Warrant is subject to the following terms and conditions:

        1.    Warrant Exercise: Payment: Warrant Conversion.

          (a)   Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, or from time to time, by the surrender of this Warrant (with the notice of exercise form (the "Notice of Exercise") attached hereto as Exhibit A duly executed) at the principal office of the Company, and by payment to the Company of an amount equal to the Exercise Price multiplied by the number of Shares being purchased, which amount may be paid, at the election of the Holder, by (i) wire transfer or certified check payable to the order of the Company, (ii) cancellation by the Holder of indebtedness or other obligations of the Company to the Holder or (iii) a combination of (i) and (ii). The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

          (b)   "Cashless" Exercise. During each period beginning upon notice from Company to Holder (pursuant to Section 5 below) of an impending Liquidity Event (as defined below), and ending upon the consummation of such Liquidity Event, in addition to the right to exercise this Warrant as specified in Section 1(a) above, the Holder shall have the right to exercise this Warrant, in whole or in part, without paying any additional consideration to Company, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon such full or partial exercise of this Warrant minus the aggregate Exercise Price that would otherwise be payable upon the exercise of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined as follows: If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to Company. If the Shares are not traded in a public market, the Board of Directors of Company shall determine fair market value in its reasonable good faith judgment, which determination shall be binding upon the Holder.

        As used herein, "Liquidity Event" means: (i) a transaction of the type described in clauses 4(a)(ii) or 4(a)(iii) below or (ii) a firm commitment underwritten public offering pursuant to an effective registration statement on Form 5-1 under the Securities Act of 1933, as amended (the "Act"), covering the offer and sale of common stock for the account of the Company to the public resulting in aggregate gross proceeds to the Company of not less than $15,000,000.

          (c)   Stock Certificates. In the event of any exercise of the rights represented by this Warrant, as promptly as practicable on or after the date of exercise, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise. In the event this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Shares for which this Warrant may then be exercised.

          (d)   Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge in respect of such issuance.

          (e)   Automatic Exercise. Immediately prior to the closing of any Cash Liquidity Event (as defined below), this Warrant shall be automatically exercised, as to all of the remaining Shares available hereunder, either: (i) pursuant to Section 1(a) above, provided that the Holder has previously notified the Company of its preference for such automatic exercise to take place pursuant to Section 1(a) and provided further that the Holder has provided for the simultaneous payment of the Exercise Price to the Company; or (ii) pursuant to Section 1(b) above, in the event that the Holder has not satisfied the conditions set forth in the preceding clause (i). As used herein, a "Cash Liquidity Event" shall mean a Liquidity Event in which the Holder receives either cash or registered, freely tradable securities (though in the case of a public offering of the Company's common stock, such securities may be subject to a customary lock-up agreement at the requirement of the lead underwriter so long as the lock-up is not longer in duration, or more restrictive in scope, than the lock-up applied to the shares of any other Company investor whose shares are registered in the public offering).

        2.    Vesting: Conversion of Shares Available Upon Exercise.

          (a)   The Warrant shall vest and be exercisable as follows: (i) 100,000 shares shall vest and be exercisable upon the execution of a Wireless Game Development and Distribution Agreement (the "Agreement") between the Company and the Holder in respect of the Holder's FIFA and Tiger Woods licensed properties; (ii) 150,000 shares shall vest and be exercisable upon the execution of a document that resumes both parties' rights and obligations with respect to the golf-related EA Properties (as defined in the Agreement) and golf-related Products (as defined in the Agreement) under the Agreement; (iii) 250,000 shares shall vest and be exercisable upon final approval by FIFA of a soccer Product pursuant to Sections 2.3 and 4.2 of the Agreement; (iv) 250,000 shares shall vest and be exercisable upon final approval by ETW Corp. of a Tiger Woods golf Product pursuant to Sections 2.3 and 4.2 of the Agreement; and (v) 250,000 shares shall vest and be exercisable upon (x) the expiration of the Term (as defined in the Agreement) or (y) termination of the Agreement by Holder pursuant to Section 12.2 thereof.

          (b)   In the event that, on or prior to June 30, 2002, the Company shall complete a bona fide third party transaction or group of related transactions (the "Stock Transaction") for the sale of preferred stock or other securities of the Company (the "New Securities") in which the aggregate consideration (net of transaction expenses) received by the Company in connection with such sale exceeds $5,000,000, the Holder shall have the right, by delivering a written conversion notice to the Company in the form of Exhibit B annexed hereto within Thirty (30) days after the Company notifies Holder of the closing of the Stock Transaction, to convert this Warrant into a warrant to purchase a number of New Securities equal to that number of New Securities that after giving effect to the conversion of such New Securities into common stock (at the initial conversion rate at issuance of such New Securities) would equal the number of unexercised Shares issuable hereunder at an exercise price (the "New Exercise Price") equal to the lowest sale price per share of such New Securities in the Stock Transaction (except as set forth in the next sentence). In the event the Holder elects to both convert and exercise the Warrant within thirty (30) days of the closing of the Stock Transaction, the New Exercise Price with respect to any Shares being exercised within such thirty (30) day period shall instead be equal to eighty percent (80%) of the lowest sale price per share of the New Securities in the Stock Transaction. For purposes of this Warrant. if the Holder converts the Warrant as contemplated by this Section 2(b), the New Securities shall be deemed "Shares" hereunder and the New Exercise Price shall be deemed the "Exercise Price" hereunder. Once converted to a warrant for the purchase of New Securities under this Section 2(b), the Warrant may not be converted back to a warrant for the purchase of Common Stock (other than through the operation of the provisions of Section 4(a) below).

          (c)   The Company shall give written notice to the Holder: (i) upon the satisfaction of each of the four (4) vesting events set forth in Section 2(a) above; and (ii) on or prior to the closing of any Stock Transaction.

          (d)   In the event that Holder shall convert and exercise the Warrant in accordance with the terms of Section 2(b) above, Holder shall be entitled to the same registration rights, if any, granted to the holders of the New Securities as part of the Stock Transaction.

        3.    Stock Fully Paid: Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor (unless exercised pursuant to Section 1(b) above), be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock or New Securities (as appropriate) to provide for the exercise of the rights represented by this Warrant. The Company shall take all steps necessary to amend its charter documents to provide sufficient reserves of shares of Common Stock of New Securities (as appropriate) issuable upon exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of this Warrant.

        4.    Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 12 hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a)   Reclassification. Consolidation or Merger. If, while this Warrant or any portion hereof, remains outstanding and unexpired, there shall be: (i) a reorganization (other than a combination; reclassification, exchange or subdivision of shares otherwise provided for herein); (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation. sale or transfer that a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization. consolidation, merger. sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined by the Board of Directors of Company in its reasonable good faith judgment, which determination shall be binding upon the Holder. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant (including adjustment of the Exercise Price and number of Shares purchasable pursuant to the terms and conditions of this Warrant) with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          (b)   Split. Subdivision or Combination of Shares. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split or subdivide the securities as to which purchase rights under this Warrant exist into a greater number of securities of the same class, the number of Shares issuable upon exercise of this Warrant immediately prior to such split or subdivision shall be proportionately increased and the Exercise Price for such securities shall be proportionately decreased. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall combine the securities as to which purchase rights under this Warrant exist into a smaller number of securities of the same class, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price for such securities shall be proportionately increased.

          (c)   Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant or any portion hereof remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefore, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 4.

          (d)   Notice of Adjustments. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares or other securities or property purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares or other securities or property purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

        5.    Notices.

          (a)   In the event that the Company shall propose at any time:

            (i)    to declare any dividend or distribution upon its Common Stock (or other stock or other securities at the time receivable upon the exercise of this Warrant). whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

            (ii)   to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

            (iii)  to effect any reclassification or recapitalization of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) outstanding involving a change in such securities;

            (iv)  to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to voluntarily liquidate, dissolve or wind up; or

            (v)   to effect an initial public offering of the Company's Common Stock pursuant to an effective registration statement filed with the Securities and Exchange Commission pursuant to the Act;

then, in connection with each such event, the Company shall send to the Holder (1) at least ten (10) days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock (or such other stock or securities) shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in clauses (1) and (ii) above; and (2) in the case of the matters referred to in clauses (iii), (iv) and (v) above, at least ten (10) days' prior written notice of the date when the same shall take place (and, in the case of the matters referred to in clause (iv) and (v), specifying the date, if any is to be fixed, on which the holders of record of Common Stock (or such other stock or securities) shall be entitled to exchange their Common Stock (or such other stock or securities) for securities or other property deliverable upon the occurrence of such event). Notwithstanding the above, the ten (10) days' notice requirement may be shortened or waived upon the written consent of the Holder.

  (b)
  Any written notice by the Company required or permitted hereunder shall be given by hand delivery or overnight courier, addressed to the Holder at the address shown on the books of the Company for the Holder.

        6.    Legend. Each certificate evidencing the Shares issued upon exercise of this Warrant, or transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall be stamped or imprinted with a legend substantially in the following form:

    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT') OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH

    REGISTRATION SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

        7.    Removal of Legend. Upon request of a holder of a certificate with the legend referred to in Section 6 hereof, the Company shall issue to such holder a new certificate therefor free of any transfer legend if, with such request, the Company shall have received either an opinion of counsel to the effect that any transfer by such holder of the shares evidenced by such certificate will not violate the Act and applicable state securities laws.

        8.    Fractional Shares. No fractional shares will be issued in connection with any e exercise hereunder, but in lieu of issuing such fractional shares, the Company shall make a cash payment equal to the fair market value of one (1) share multiplied by such fraction.

        9.    Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

          (a)   This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

          (b)   The Shares have been, and the New Securities will be upon issuance, duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

          (c)   The rights, preferences, privileges and restrictions granted to or imposed upon the Shares or the New Securities and the holders thereof are. or will be (with respect to the New Securities), as set forth in the Company's charter documents; and

          (d)   The execution and delivery of this Warrant are not, and the issuance of the Shares or the New Securities upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's charter documents.

        10.    Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

          (a)   This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

          (b)   The Holder understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the Shares have not been qualified under the California Securities Law of 1968 (the "California Law") by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

          (c)   The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

          (d)   The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

        11.    Rights of Stockholders. Subject to Sections 4 and 5 hereof, no holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        12.    Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable after 5:00 p.m., Pacific time, on the Expiration Date.

        13.    Miscellaneous.

          (a)   This Warrant shall be governed by and construed for all purposes under and in accordance with the laws of the State of California without regard to principles of conflicts of law. The parties expressly stipulate that any litigation under this Warrant shall be brought in the state courts of the State of California located in Los Angeles County and in the United States District Court for the Central District of California, as applicable. The parties agree to submit to the jurisdiction and venue of those courts.

          (b)   The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof

          (c)   The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

          (d)   The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Shares issued or issuable upon the exercise hereof.

          (e)   This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          (f)    The Company shall not, by amendment of its charter documents, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

          (g)   Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

          (h)   This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder.

        The Company has caused this Warrant to be signed by its duly authorized officer as of September 10, 2001.

COMPANY
JAMDAT MOBILE, INC.
By:	/s/ MITCH LASKY Name: Mitch Lasky Title: CEO

ACKNOWLEDGED AND AGREED:
HOLDER
ELECTRONIC ARTS INC.
By:	/s/ JOHN RICCITIELLO Name: John Riccitiello Title: President

EXHIBIT A
NOTICE OF EXERCISE

TO:
JAMDAT MOBILE INC.
3415 S. Sepulveda Boulevard, Suite 500
Los Angeles, CA 90034
Attention: Chief Financial Officer

Select either (1) or (2) below by filling in the blanks of the selected paragraph:

        1.     The undersigned hereby elects to purchase                        shares of Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) of JAMDAT Mobile Inc. pursuant to the terms of this Warrant, and tenders herewith payment in the amount of                        which shall constitute payment of the purchase price for such shares in full.

        Or

2.
The undersigned hereby elects to purchase                        shares of Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) of JAMDAT Mobile Inc. pursuant to the terms of this Warrant, and pursuant to Section 1(b) of this Warrant hereby agrees to surrender an additional                        shares of Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) that would otherwise be purchaseable under this Warrant in lieu of the payment by the undersigned of any additional consideration for the shares issuable upon this exercise, which additional surrendered shares shall constitute payment of the purchase price for such shares in full.

3.
Please issue a certificate or certificates representing said shares of Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.
The undersigned hereby represents and warrants that the aforesaid shares of Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 10 of the attached Warrant are true and correct as of the date hereof.

(Signature and Date)
Title:

EXHIBIT B
NOTICE OF ELECTION TO CONVERT WARRANT SHARES
AVAILABLE UPON EXERCISE

TO:
JAMDAT MOBILE INC.
3415 S. Sepulveda Boulevard, Suite 500
Los Angeles, CA 90034
Attention: Chief Financial Officer

        The undersigned hereby elects to convert the Warrant to Purchase Shares of Common Stock issued to the undersigned by JAMDAT Mobile Inc. on September 10, 2001 (the "Warrant"), into a warrant to purchase New Securities (as defined in the Warrant) in an amount equal to that number of New Securities that after giving effect to the conversion of such New Securities into common stock (at the initial conversion rate at issuance of such New Securities) would equal the number of unexercised Shares (as defined in the Warrant) issuable hereunder as of the date of this Notice at the New Exercise Price (as defined in the Warrant).

(Signature and Date)
Title:

Amendment No. 1 To
WARRANT TO PURCHASE SHARES OF COMMON STOCK
BETWEEN
JAMDAT MOBILE INC.
AND
ELECTRONIC ARTS INC.

        This Amendment No. 1 ("Amendment No. 1") to the Warrant to Purchase Shares of Common Stock (as amended by this Amendment No. 1, the "Warrant"), dated as of September 10, 2001, between Electronic Arts Inc., a Delaware corporation (the "Holder"), and JAMDAT Mobile Inc., a Delaware corporation (the "Company"), is entered into by the parties as of October 31, 2002 ("Amendment No. 1 Effective Date"). Capitalized terms not otherwise defined in this Amendment No. 1 have the meaning given to those terms in the Warrant.

A M E N D M E N T

1.
The introductory paragraph of the Warrant shall be amended and restated as follows:

    THIS CERTIFIES THAT, for value received, Electronic Arts Inc., a Delaware corporation, or its registered assigns (the "Holder"), is entitled to subscribe for and purchase from JAMDAT Mobile Inc., a Delaware corporation (the "Company"), at any time until September 10, 2005 (the "Expiration Date"), 750,000 shares (as adjusted pursuant to Section 4 hereof) of the fully paid and non-assessable common stock, par value $.001 (the "Shares"), of the Company at the price of $.90 per share (the "Exercise Price") (as adjusted pursuant to Section 4 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

2.
Paragraph 2(a) of the Warrant shall be amended and restated as follows:

(a)
As of the Amendment No. 1 Effective Date, the Warrant shall be deemed vested and exercisable as to 750,000 Shares.

3.
Paragraph 2(c) of the Warrant shall be deleted in its entirety and Paragraph 2(d) of the Warrant shall be renumbered as Paragraph 2(c).

4.
This Amendment No. 1 may be signed in counterparts, by facsimile or otherwise, each of which will be deemed an original and all of which together will constitute one and the same document.

5.
Except as specifically modified by this Amendment No. 1, the terms and conditions of the Warrant shall remain in full force and effect.

SIGNED:

ELECTRONIC ARTS INC.	JAMDAT MOBILE INC.
/s/ JOEL LINZNER (signature)	/s/ CRAIG GATARZ (signature)
Joel Linzner Name	Craig Gatarz Name
Senior Vice President Title	Chief Operating Officer Title